UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2023

NewStream Energy Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50053	26-1079442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue, 12th Floor

New York, NY 10017

(Address of principal executive offices)

(646) 710-3519

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock	NSGP	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers

On December 22, 2023, NewStream Energy Technologies Group Inc. (the “Company”) was informed by Aiden Neary, the Company’s Chief Financial Officer and Director, that he has resigned from such positions effective December 22, 2023.  Mr. Neary’s resignation was not because of a disagreement with the Company on any matters relating to the Company’s operations, policies or practices, including accounting principles and practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWSTREAM ENERGY TECHNOLOGIES GROUP, INC

Dated: December 28, 2023	By:	/s/ Robin Eves
Robin Eves
Chief Executive Officer